Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

THIRD QUARTER 2020

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking (“CCB”)	11–14
Corporate & Investment Bank (“CIB”)	15–17
Commercial Banking (“CB”)	18–19
Asset & Wealth Management (“AWM”)	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures	28

Glossary of Terms and Acronyms (a)

(a)    Refer to the Glossary of Terms and Acronyms on pages 293–299 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K”) and the Glossary of Terms and Acronyms and Line of Business Metrics on pages 191-196 and pages 197-199, respectively, of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q20 Change					2020 Change
SELECTED INCOME STATEMENT DATA	3Q20		2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020		2019	2019
Reported Basis
Total net revenue (a)	$29,147		$32,980	$28,192	$28,285	$29,291	(12)%	—%	$90,319		$87,114	4%
Total noninterest expense (a)	16,875		16,942	16,791	16,293	16,372	—	3	50,608		48,976	3
Pre-provision profit (b)	12,272		16,038	11,401	11,992	12,919	(23)	(5)	39,711		38,138	4
Provision for credit losses	611		10,473	8,285	1,427	1,514	(94)	(60)	19,369		4,158	366
NET INCOME	9,443		4,687	2,865	8,520	9,080	101	4	16,995		27,911	(39)

Managed Basis (c)
Total net revenue (a)	29,941		33,817	29,010	29,165	30,014	(11)	—	92,768		89,299	4
Total noninterest expense (a)	16,875		16,942	16,791	16,293	16,372	—	3	50,608		48,976	3
Pre-provision profit (b)	13,066		16,875	12,219	12,872	13,642	(23)	(4)	42,160		40,323	5
Provision for credit losses	611		10,473	8,285	1,427	1,514	(94)	(60)	19,369		4,158	366
NET INCOME	9,443		4,687	2,865	8,520	9,080	101	4	16,995		27,911	(39)

EARNINGS PER SHARE DATA
Net income: Basic	$2.93		$1.39	$0.79	$2.58	$2.69	111	9	$5.10		$8.17	(38)
Diluted	2.92		1.38	0.78	2.57	2.68	112	9	5.09		8.15	(38)
Average shares: Basic	3,077.8		3,076.3	3,095.8	3,140.7	3,198.5	—	(4)	3,083.3		3,248.7	(5)
Diluted	3,082.8		3,081.0	3,100.7	3,148.5	3,207.2	—	(4)	3,088.1		3,258.0	(5)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$293,451		$286,658	$274,323	$429,913	$369,133	2	(21)	$293,451		$369,133	(21)
Common shares at period-end	3,048.2		3,047.6	3,047.0	3,084.0	3,136.5	—	(3)	3,048.2		3,136.5	(3)
Book value per share	79.08		76.91	75.88	75.98	75.24	3	5	79.08		75.24	5
Tangible book value per share (“TBVPS”) (b)	63.93		61.76	60.71	60.98	60.48	4	6	63.93		60.48	6
Cash dividends declared per share	0.90		0.90	0.90	0.90	0.90	—	—	2.70		2.50	8

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	15%		7%	4%	14%	15%			9%		15%
Return on tangible common equity (“ROTCE”) (b)	19		9	5	17	18			11		19
Return on assets	1.14		0.58	0.40	1.22	1.30			0.72		1.37

CAPITAL RATIOS (e)
Common equity Tier 1 (“CET1”) capital ratio	13.0%	(f)	12.4%	11.5%	12.4%	12.3%			13.0%	(f)	12.3%
Tier 1 capital ratio	15.0	(f)	14.3	13.3	14.1	14.1			15.0	(f)	14.1
Total capital ratio	17.3	(f)	16.7	15.5	16.0	15.9			17.3	(f)	15.9
Tier 1 leverage ratio	7.0	(f)	6.9	7.5	7.9	7.9			7.0	(f)	7.9
Supplementary leverage ratio (“SLR”)	7.0	(f)	6.8	6.0	6.3	6.3			7.0	(f)	6.3

Effective January 1, 2020, the Firm adopted the Financial Instruments – Credit Losses (“CECL”) accounting guidance, which resulted in a net increase to the allowance for credit losses of $4.3 billion and a decrease to retained earnings of $2.7 billion. Refer to Note 1 – Basis of Presentation on pages 85-86 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
(a)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(b)Pre-provision profit, TBVPS and ROTCE are each non-GAAP financial measures. Tangible common equity (“TCE”) is also a non-GAAP financial measure; refer to page 9 for a reconciliation of common stockholders’ equity to TCE. Refer to page 28 for a further discussion of these measures.
(c)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(d)Quarterly ratios are based upon annualized amounts.
(e)Reflects the relief provided by the Federal Reserve Board (the “Federal Reserve”) in response to the COVID-19 pandemic, including the CECL capital transition provisions that became effective in the first quarter of 2020. For the periods ended September 30, 2020, June 30, 2020 and March 31, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $6.4 billion, $6.5 billion and $4.3 billion, respectively. Effective June 30, 2020, the SLR reflects the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 11-12 and Capital Risk Management on pages 49-54 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 for additional information. Refer to Capital Risk Management on pages 85-92 of the Firm’s 2019 Form 10-K for additional information on the Firm’s capital metrics.
(f)Estimated.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q20 Change				2020 Change
	3Q20	2Q20		1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$3,246,076	$3,213,616	(f)	$3,139,431	$2,687,379	$2,764,661	1%	17%	$3,246,076	$2,764,661	17%
Loans:
Consumer, excluding credit card loans (a)(b)	322,098	323,198		311,508	317,817	316,473	—	2	322,098	316,473	2
Credit card loans	140,377	141,656		154,021	168,924	159,571	(1)	(12)	140,377	159,571	(12)
Wholesale loans (a)(b)	527,265	544,528		584,081	510,879	503,975	(3)	5	527,265	503,975	5
Total Loans	989,740	1,009,382		1,049,610	997,620	980,019	(2)	1	989,740	980,019	1

Deposits:
U.S. offices:
Noninterest-bearing	540,116	529,729		448,195	395,667	393,522	2	37	540,116	393,522	37
Interest-bearing	1,117,149	1,061,093		1,026,603	876,156	844,137	5	32	1,117,149	844,137	32
Non-U.S. offices:
Noninterest-bearing	21,406	22,752		22,192	20,087	21,455	(6)	—	21,406	21,455	—
Interest-bearing	322,745	317,455		339,019	270,521	266,147	2	21	322,745	266,147	21
Total deposits	2,001,416	1,931,029		1,836,009	1,562,431	1,525,261	4	31	2,001,416	1,525,261	31

Long-term debt	279,175	317,003		299,344	291,498	296,472	(12)	(6)	279,175	296,472	(6)
Common stockholders’ equity	241,050	234,403		231,199	234,337	235,985	3	2	241,050	235,985	2
Total stockholders’ equity	271,113	264,466		261,262	261,330	264,348	3	3	271,113	264,348	3

Loans-to-deposits ratio (b)	49%	52%		57%	64%	64%			49%	64%

Headcount	256,358	256,710		256,720	256,981	257,444	—	—	256,358	257,444	—

95% CONFIDENCE LEVEL - TOTAL VaR (c)
Average VaR	$90	$130		$59	$37	$39	(31)	131

LINE OF BUSINESS NET REVENUE (d)
Consumer & Community Banking (e)	$12,755	$12,217		$13,112	$13,749	$13,958	4	(9)	$38,084	$40,885	(7)
Corporate & Investment Bank	11,503	16,352		9,948	9,647	9,522	(30)	21	37,803	29,387	29
Commercial Banking	2,285	2,392		2,178	2,297	2,274	(4)	—	6,855	6,972	(2)
Asset & Wealth Management	3,737	3,610		3,606	3,700	3,568	4	5	10,953	10,616	3
Corporate	(339)	(754)		166	(228)	692	55	NM	(927)	1,439	NM
TOTAL NET REVENUE	$29,941	$33,817		$29,010	$29,165	$30,014	(11)	—	$92,768	$89,299	4

LINE OF BUSINESS NET INCOME/(LOSS)
Consumer & Community Banking	$3,873	$(176)		$191	$4,214	$4,245	NM	(9)	$3,888	$12,349	(69)
Corporate & Investment Bank	4,304	5,464		1,988	2,938	2,831	(21)	52	11,756	9,037	30
Commercial Banking	1,088	(691)		147	944	943	NM	15	544	3,005	(82)
Asset & Wealth Management	877	658		664	785	668	33	31	2,199	2,048	7
Corporate	(699)	(568)		(125)	(361)	393	(23)	NM	(1,392)	1,472	NM
NET INCOME	$9,443	$4,687		$2,865	$8,520	$9,080	101	4	$16,995	$27,911	(39)

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB as part of the Firm’s Wholesale Payments business. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
(a)In conjunction with the adoption of CECL on January 1, 2020, the Firm reclassified risk-rated business banking and auto dealer loans held in CCB from the consumer, excluding credit card portfolio segment to the wholesale portfolio segment. Prior periods have been revised to conform with the current presentation.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(c)Effective January 1, 2020, the Firm refined the scope of VaR to exclude positions related to the risk management of interest rate exposure from changes in the Firm’s own credit spread on fair value option elected liabilities, and included these positions in other sensitivity-based measures. Additionally, effective July 1, 2020, the Firm refined the scope of VaR to exclude certain asset-backed fair value option elected loans, and included them in other sensitivity-based measures to more effectively measure the risk from these loans. In the absence of these refinements, the average Total VaR for the three months ended September 30, 2020, June 30, 2020 and March 31, 2020 would have been different by $11 million, $(8) million and $6 million, respectively.
(d)Refer to Reconciliation from Reported to Managed Basis on page 7 for a further discussion of managed basis.
(e)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(f)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change					2020 Change
REVENUE	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019		2019
Investment banking fees	$2,187	$2,850	$1,866	$1,843	$1,967	(23)%	11%	$6,903	$5,658		22%
Principal transactions	4,142	7,621	2,937	2,779	3,449	(46)	20	14,700	11,239		31
Lending- and deposit-related fees (a)	1,647	1,431	1,706	1,772	1,671	15	(1)	4,784	4,854		(1)
Asset management, administration and commissions (a)	4,470	4,266	4,540	4,301	4,306	5	4	13,276	12,607		5
Investment securities gains	473	26	233	123	78	NM	NM	732	135		442
Mortgage fees and related income	1,087	917	320	474	887	19	23	2,324	1,562		49
Card income (b)	1,169	974	995	1,335	1,233	20	(5)	3,138	3,741		(16)
Other income	959	1,042	1,156	1,492	1,472	(8)	(35)	3,157	4,239		(26)
Noninterest revenue	16,134	19,127	13,753	14,119	15,063	(16)	7	49,014	44,035		11
Interest income	14,700	16,112	19,161	19,927	21,121	(9)	(30)	49,973	64,113		(22)
Interest expense	1,687	2,259	4,722	5,761	6,893	(25)	(76)	8,668	21,034		(59)
Net interest income	13,013	13,853	14,439	14,166	14,228	(6)	(9)	41,305	43,079		(4)
TOTAL NET REVENUE	29,147	32,980	28,192	28,285	29,291	(12)	—	90,319	87,114		4

Provision for credit losses	611	10,473	8,285	1,427	1,514	(94)	(60)	19,369	4,158		366

NONINTEREST EXPENSE
Compensation expense	8,630	9,509	8,895	8,088	8,583	(9)	1	27,034	26,067		4
Occupancy expense	1,142	1,080	1,066	1,084	1,110	6	3	3,288	3,238		2
Technology, communications and equipment expense	2,564	2,590	2,578	2,585	2,494	(1)	3	7,732	7,236		7
Professional and outside services	2,178	1,999	2,028	2,226	2,056	9	6	6,205	6,307		(2)
Marketing (b)	470	481	800	847	895	(2)	(47)	1,751	2,504		(30)
Other expense (c)	1,891	1,283	1,424	1,463	1,234	47	53	4,598	3,624		27
TOTAL NONINTEREST EXPENSE	16,875	16,942	16,791	16,293	16,372	—	3	50,608	48,976		3
Income before income tax expense	11,661	5,565	3,116	10,565	11,405	110	2	20,342	33,980		(40)
Income tax expense	2,218	878	251	2,045	2,325	153	(5)	3,347	6,069	(f)	(45)
NET INCOME	$9,443	$4,687	$2,865	$8,520	$9,080	101	4	$16,995	$27,911		(39)

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$2.93	$1.39	$0.79	$2.58	$2.69	111	9	$5.10	$8.17		(38)
Diluted earnings per share	2.92	1.38	0.78	2.57	2.68	112	9	5.09	8.15		(38)

FINANCIAL RATIOS
Return on common equity (d)	15%	7%	4%	14%	15%			9%	15%
Return on tangible common equity (d)(e)	19	9	5	17	18			11	19
Return on assets (d)	1.14	0.58	0.40	1.22	1.30			0.72	1.37
Effective income tax rate	19.0	15.8	8.1	19.4	20.4			16.5	17.9	(f)
Overhead ratio	58	51	60	58	56			56	56

(a)In the first quarter of 2020, the Firm reclassified certain fees from asset management, administration and commissions to lending- and deposit-related fees. Prior-period amounts have been revised to conform with the current presentation.
(b)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(c)Included Firmwide legal expense/(benefit) of $524 million, $118 million, $197 million, $241 million and $10 million for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, and September 30, 2019, respectively, and $839 million and $(2) million for the nine months ended September 30, 2020 and September 30, 2019 respectively.
(d)Quarterly ratios are based upon annualized amounts.
(e)Refer to page 28 for further discussion of ROTCE.
(f)The nine months ended September 30, 2019 included income tax benefits of $1.0 billion due to the resolution of certain tax audits.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
								Sep 30, 2020
								Change
	Sep 30,	Jun 30,		Mar 31,	Dec 31,	Sep 30,		Jun 30,	Sep 30,
	2020	2020		2020	2019	2019		2020	2019
ASSETS
Cash and due from banks	$20,816	$20,544		$24,001	$21,704	$21,215		1%	(2)%
Deposits with banks	466,706	473,185		343,533	241,927	235,382		(1)	98
Federal funds sold and securities purchased under
resale agreements	319,849	256,980		248,580	249,157	257,391		24	24
Securities borrowed	142,441	142,704		139,839	139,758	138,336		—	3
Trading assets:
Debt and equity instruments (a)	429,196	416,870		429,275	319,921	401,697		3	7
Derivative receivables	76,626	74,846		81,648	49,766	55,577		2	38
Available-for-sale (“AFS”) securities	389,583	485,883		399,944	350,699	353,421		(20)	10
Held-to-maturity (”HTM”) securities, net of allowance for credit losses (b)	141,553	72,908		71,200	47,540	40,830		94	247
Investment securities, net of allowance for credit losses (b)	531,136	558,791		471,144	398,239	394,251		(5)	35
Loans (a)	989,740	1,009,382		1,049,610	997,620	980,019		(2)	1
Less: Allowance for loan losses	30,814	31,591	(c)	23,244	13,123	13,235		(2)	133
Loans, net of allowance for loan losses	958,926	977,791		1,026,366	984,497	966,784		(2)	(1)
Accrued interest and accounts receivable	76,945	72,260		122,064	72,861	88,988		6	(14)
Premises and equipment	26,672	26,301		25,882	25,813	25,117		1	6
Goodwill, MSRs and other intangible assets	51,594	51,669		51,867	53,341	53,078		—	(3)
Other assets (a)	145,169	141,675		175,232	130,395	126,845		2	14
TOTAL ASSETS	$3,246,076	$3,213,616		$3,139,431	$2,687,379	$2,764,661		1	17

LIABILITIES
Deposits	$2,001,416	$1,931,029		$1,836,009	$1,562,431	$1,525,261		4	31
Federal funds purchased and securities loaned or sold
under repurchase agreements	236,440	235,647		233,207	183,675	247,766		—	(5)
Short-term borrowings	41,992	48,014		51,909	40,920	48,893		(13)	(14)
Trading liabilities:
Debt and equity instruments	104,835	107,735		119,109	75,569	90,553		(3)	16
Derivative payables	57,658	57,477		65,087	43,708	47,790		—	21
Accounts payable and other liabilities	234,256	231,417	(c)	253,874	210,407	225,063		1	4
Beneficial interests issued by consolidated VIEs	19,191	20,828		19,630	17,841	18,515		(8)	4
Long-term debt	279,175	317,003		299,344	291,498	296,472		(12)	(6)
TOTAL LIABILITIES	2,974,963	2,949,150		2,878,169	2,426,049	2,500,313		1	19

STOCKHOLDERS’ EQUITY
Preferred stock	30,063	30,063		30,063	26,993	28,363	(d)	—	6
Common stock	4,105	4,105		4,105	4,105	4,105		—	—
Additional paid-in capital	88,289	88,125		87,857	88,522	88,512		—	—
Retained earnings	228,014	221,732		220,226	223,211	217,888		3	5
Accumulated other comprehensive income/(loss)	8,940	8,789		7,418	1,569	1,800		2	397
Shares held in RSU Trust, at cost	(11)	(11)		(21)	(21)	(21)		—	48
Treasury stock, at cost	(88,287)	(88,337)		(88,386)	(83,049)	(76,299)		—	(16)
TOTAL STOCKHOLDERS’ EQUITY	271,113	264,466		261,262	261,330	264,348		3	3
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,246,076	$3,213,616		$3,139,431	$2,687,379	$2,764,661		1	17

(a)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.
(b)Upon adoption of the CECL accounting guidance, HTM securities are presented net of an allowance for credit losses. At September 30, 2020, June 30, 2020, and March 31, 2020 the allowance for credit losses on HTM securities was $120 million, $23 million and $19 million, respectively.
(c)Prior-period amounts have been revised to conform with the current presentation.
(d)Included $1.4 billion, which was redeemed on October 30, 2019, as previously announced on September 26, 2019.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change				2020 Change
AVERAGE BALANCES	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019	2019
ASSETS
Deposits with banks	$509,979	$477,895	$279,748	$272,648	$267,578	7%	91%	$422,860	$282,483	50%
Federal funds sold and securities purchased under resale agreements	277,899	244,306	253,403	248,170	276,721	14	—	258,607	284,616	(9)
Securities borrowed	147,184	141,328	136,127	135,374	139,939	4	5	141,567	129,915	9
Trading assets - debt instruments (a)	322,321	345,073	304,808	280,487	298,358	(7)	8	324,061	299,834	8
Investment securities	548,544	500,254	421,529	394,002	343,134	10	60	490,322	294,896	66
Loans (a)	991,241	1,029,513	1,001,504	987,606	984,248	(4)	1	1,007,360	990,731	2
All other interest-earning assets (a)(b)	77,806	81,320	68,430	59,257	54,973	(4)	42	75,859	51,931	46
Total interest-earning assets	2,874,974	2,819,689	2,465,549	2,377,544	2,364,951	2	22	2,720,636	2,334,406	17
Trading assets - equity and other instruments	119,905	99,115	114,479	114,112	113,980	21	5	111,198	114,394	(3)
Trading assets - derivative receivables	81,300	79,298	66,309	52,860	57,062	3	42	75,656	54,098	40
All other noninterest-earning assets (a)	213,978	231,166	243,895	232,754	229,059	(7)	(7)	229,623	227,003	1
TOTAL ASSETS	$3,290,157	$3,229,268	$2,890,232	$2,777,270	$2,765,052	2	19	$3,137,113	$2,729,901	15
LIABILITIES
Interest-bearing deposits	$1,434,034	$1,375,213	$1,216,555	$1,154,716	$1,123,452	4	28	$1,342,270	$1,102,751	22
Federal funds purchased and securities loaned or
sold under repurchase agreements	253,779	276,815	243,922	235,481	239,698	(8)	6	258,156	225,471	14
Short-term borrowings (c)	36,697	45,297	37,288	39,936	44,814	(19)	(18)	39,749	56,635	(30)
Trading liabilities - debt and other interest-bearing liabilities (d)	206,643	207,322	192,950	170,049	183,369	—	13	202,322	186,167	9
Beneficial interests issued by consolidated VIEs	19,838	20,331	18,048	19,390	21,123	(2)	(6)	19,407	23,549	(18)
Long-term debt	267,175	269,336	243,996	248,521	248,985	(1)	7	260,194	247,782	5
Total interest-bearing liabilities	2,218,166	2,194,314	1,952,759	1,868,093	1,861,441	1	19	2,122,098	1,842,355	15
Noninterest-bearing deposits	551,565	515,304	419,631	413,582	407,428	7	35	495,704	405,075	22
Trading liabilities - equity and other instruments	32,256	33,797	30,721	28,197	31,310	(5)	3	32,258	32,059	1
Trading liabilities - derivative payables	64,599	63,178	54,990	44,361	45,987	2	40	60,936	41,952	45
All other noninterest-bearing liabilities	156,711	158,204	168,195	162,490	155,032	(1)	1	161,022	148,086	9
TOTAL LIABILITIES	3,023,297	2,964,797	2,626,296	2,516,723	2,501,198	2	21	2,872,018	2,469,527	16
Preferred stock	30,063	30,063	29,406	27,669	28,241	—	6	29,844	27,457	9
Common stockholders’ equity	236,797	234,408	234,530	232,878	235,613	1	1	235,251	232,917	1
TOTAL STOCKHOLDERS’ EQUITY	266,860	264,471	263,936	260,547	263,854	1	1	265,095	260,374	2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,290,157	$3,229,268	$2,890,232	$2,777,270	$2,765,052	2	19	$3,137,113	$2,729,901	15

AVERAGE RATES (e)
INTEREST-EARNING ASSETS
Deposits with banks	0.05%	0.06%	0.82%	1.00%	1.33%			0.22%	1.51%
Federal funds sold and securities purchased under resale agreements	0.57	0.99	1.74	2.05	2.21			1.08	2.29
Securities borrowed (f)	(0.35)	(0.50)	0.45	0.81	1.23			(0.14)	1.34
Trading assets - debt instruments (a)	2.29	2.42	2.74	2.87	2.96			2.48	3.19
Investment securities	1.58	2.03	2.48	2.65	2.92			1.99	3.17
Loans (a)	4.11	4.27	4.96	5.07	5.25			4.44	5.32
All other interest-earning assets (a)(b)	0.94	0.99	2.60	3.49	4.36			1.46	4.18
Total interest-earning assets	2.05	2.31	3.14	3.35	3.56			2.47	3.70

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.07	0.10	0.52	0.67	0.85			0.22	0.85
Federal funds purchased and securities loaned or
sold under repurchase agreements	0.17	0.19	1.30	1.77	2.05			0.53	2.12
Short-term borrowings (c)	0.65	1.11	1.63	1.97	2.31			1.13	2.48
Trading liabilities - debt and other interest-bearing liabilities (d)(f)	(0.10)	(0.08)	0.77	1.04	1.43			0.18	1.54
Beneficial interests issued by consolidated VIEs	0.71	1.15	2.02	2.22	2.53			1.27	2.61
Long-term debt	1.93	2.45	2.88	3.21	3.49			2.40	3.67
Total interest-bearing liabilities	0.30	0.41	0.97	1.22	1.47			0.55	1.53

INTEREST RATE SPREAD	1.75%	1.90%	2.17%	2.13%	2.09%			1.92%	2.17%
NET YIELD ON INTEREST-EARNING ASSETS	1.82%	1.99%	2.37%	2.38%	2.41%			2.04%	2.49%
Memo: Net yield on interest-earning assets excluding CIB Markets (g)	2.05%	2.27%	3.01%	3.06%	3.23%			2.41%	3.34%
(a)    In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.
(b)    Includes prime brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable, and all other interest-earning assets, which are classified in other assets on the Consolidated Balance Sheets.
(c)    Includes commercial paper.
(d)    All other interest-bearing liabilities include prime brokerage-related customer payables.
(e)    Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.
(f)    Negative interest income and yields are related to the impact of current interest rates combined with the fees paid on client-driven securities borrowed balances. The negative interest expense related to prime brokerage customer payables is recognized in interest expense and reported within trading liabilities - debt and all other liabilities.
(g)    Net yield on interest-earning assets excluding CIB Markets is a non-GAAP financial measure. Refer to page 28 for a further discussion of this measure.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. Refer to the notes on Non-GAAP Financial Measures on page 28 for additional information on managed basis.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change				2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019	2019
OTHER INCOME
Other income - reported	$959	$1,042	$1,156	$1,492	$1,472	(8)%	(35)%	$3,157	$4,239	(26)%
Fully taxable-equivalent adjustments (a)	690	730	708	757	596	(5)	16	2,128	1,777	20
Other income - managed	$1,649	$1,772	$1,864	$2,249	$2,068	(7)	(20)	$5,285	$6,016	(12)

TOTAL NONINTEREST REVENUE (b)
Total noninterest revenue - reported	$16,134	$19,127	$13,753	$14,119	$15,063	(16)	7	$49,014	$44,035	11
Fully taxable-equivalent adjustments (a)	690	730	708	757	596	(5)	16	2,128	1,777	20
Total noninterest revenue - managed	$16,824	$19,857	$14,461	$14,876	$15,659	(15)	7	$51,142	$45,812	12

NET INTEREST INCOME
Net interest income - reported	$13,013	$13,853	$14,439	$14,166	$14,228	(6)	(9)	$41,305	$43,079	(4)
Fully taxable-equivalent adjustments (a)	104	107	110	123	127	(3)	(18)	321	408	(21)
Net interest income - managed	$13,117	$13,960	$14,549	$14,289	$14,355	(6)	(9)	$41,626	$43,487	(4)

TOTAL NET REVENUE (b)
Total net revenue - reported	$29,147	$32,980	$28,192	$28,285	$29,291	(12)	—	$90,319	$87,114	4
Fully taxable-equivalent adjustments (a)	794	837	818	880	723	(5)	10	2,449	2,185	12
Total net revenue - managed	$29,941	$33,817	$29,010	$29,165	$30,014	(11)	—	$92,768	$89,299	4

PRE-PROVISION PROFIT
Pre-provision profit - reported	$12,272	$16,038	$11,401	$11,992	$12,919	(23)	(5)	$39,711	$38,138	4
Fully taxable-equivalent adjustments (a)	794	837	818	880	723	(5)	10	2,449	2,185	12
Pre-provision profit - managed	$13,066	$16,875	$12,219	$12,872	$13,642	(23)	(4)	$42,160	$40,323	5

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$11,661	$5,565	$3,116	$10,565	$11,405	110	2	$20,342	$33,980	(40)
Fully taxable-equivalent adjustments (a)	794	837	818	880	723	(5)	10	2,449	2,185	12
Income before income tax expense - managed	$12,455	$6,402	$3,934	$11,445	$12,128	95	3	$22,791	$36,165	(37)

INCOME TAX EXPENSE
Income tax expense - reported	$2,218	$878	$251	$2,045	$2,325	153	(5)	$3,347	$6,069	(45)
Fully taxable-equivalent adjustments (a)	794	837	818	880	723	(5)	10	2,449	2,185	12
Income tax expense - managed	$3,012	$1,715	$1,069	$2,925	$3,048	76	(1)	$5,796	$8,254	(30)

OVERHEAD RATIO
Overhead ratio - reported	58%	51%	60%	58%	56%			56%	56%
Overhead ratio - managed	56	50	58	56	55			55	55

(a)Predominantly recognized in CIB, CB and Corporate.
(b)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change				2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019	2019
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking (a)	$12,755	$12,217	$13,112	$13,749	$13,958	4%	(9)%	$38,084	$40,885	(7)%
Corporate & Investment Bank	11,503	16,352	9,948	9,647	9,522	(30)	21	37,803	29,387	29
Commercial Banking	2,285	2,392	2,178	2,297	2,274	(4)	—	6,855	6,972	(2)
Asset & Wealth Management	3,737	3,610	3,606	3,700	3,568	4	5	10,953	10,616	3
Corporate	(339)	(754)	166	(228)	692	55	NM	(927)	1,439	NM
TOTAL NET REVENUE	$29,941	$33,817	$29,010	$29,165	$30,014	(11)	—	$92,768	$89,299	4

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking (a)	$6,770	$6,626	$7,102	$6,965	$7,025	2	(4)	$20,498	$20,784	(1)
Corporate & Investment Bank	5,797	6,764	5,896	5,392	5,504	(14)	5	18,457	16,794	10
Commercial Banking	966	899	988	943	940	7	3	2,853	2,809	2
Asset & Wealth Management	2,623	2,506	2,659	2,650	2,622	5	—	7,788	7,865	(1)
Corporate	719	147	146	343	281	389	156	1,012	724	40
TOTAL NONINTEREST EXPENSE	$16,875	$16,942	$16,791	$16,293	$16,372	—	3	$50,608	$48,976	3

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$5,985	$5,591	$6,010	$6,784	$6,933	7	(14)	$17,586	$20,101	(13)
Corporate & Investment Bank	5,706	9,588	4,052	4,255	4,018	(40)	42	19,346	12,593	54
Commercial Banking	1,319	1,493	1,190	1,354	1,334	(12)	(1)	4,002	4,163	(4)
Asset & Wealth Management	1,114	1,104	947	1,050	946	1	18	3,165	2,751	15
Corporate	(1,058)	(901)	20	(571)	411	(17)	NM	(1,939)	715	NM
PRE-PROVISION PROFIT	$13,066	$16,875	$12,219	$12,872	$13,642	(23)	(4)	$42,160	$40,323	5

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$794	$5,828	$5,772	$1,207	$1,311	(86)	(39)	$12,394	$3,745	231
Corporate & Investment Bank	(81)	1,987	1,401	98	92	NM	NM	3,307	179	NM
Commercial Banking	(147)	2,431	1,010	110	67	NM	NM	3,294	186	NM
Asset & Wealth Management	(51)	223	94	13	44	NM	NM	266	48	454
Corporate	96	4	8	(1)	—	NM	NM	108	—	NM
PROVISION FOR CREDIT LOSSES	$611	$10,473	$8,285	$1,427	$1,514	(94)	(60)	$19,369	$4,158	366

NET INCOME/(LOSS)
Consumer & Community Banking	$3,873	$(176)	$191	$4,214	$4,245	NM	(9)	$3,888	$12,349	(69)
Corporate & Investment Bank	4,304	5,464	1,988	2,938	2,831	(21)	52	11,756	9,037	30
Commercial Banking	1,088	(691)	147	944	943	NM	15	544	3,005	(82)
Asset & Wealth Management	877	658	664	785	668	33	31	2,199	2,048	7
Corporate	(699)	(568)	(125)	(361)	393	(23)	NM	(1,392)	1,472	NM
TOTAL NET INCOME	$9,443	$4,687	$2,865	$8,520	$9,080	101	4	$16,995	$27,911	(39)

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB as part of the Firm’s Wholesale Payments business. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
(a)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

							Sep 30, 2020
							Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,		Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2020 Change
	2020		2020	2020	2019	2019	2020	2019	2020	2019	2019
CAPITAL (a)
Risk-based capital metrics
Standardized
CET1 capital	$197,728	(e)	$190,867	$183,591	$187,753	$188,151	4%	5%
Tier 1 capital	227,499	(e)	220,674	213,406	214,432	214,831	3	6
Total capital	262,441	(e)	256,667	247,541	242,589	243,500	2	8
Risk-weighted assets	1,517,248	(e)	1,541,365	1,598,828	1,515,869	1,527,762	(2)	(1)
CET1 capital ratio	13.0%	(e)	12.4%	11.5%	12.4%	12.3%
Tier 1 capital ratio	15.0	(e)	14.3	13.3	14.1	14.1
Total capital ratio	17.3	(e)	16.7	15.5	16.0	15.9

Advanced
CET1 capital	$197,728	(e)	$190,867	$183,591	$187,753	$188,151	4	5
Tier 1 capital	227,499	(e)	220,674	213,406	214,432	214,831	3	6
Total capital	249,973	(e)	244,112	234,434	232,112	233,203	2	7
Risk-weighted assets	1,431,218	(e)	1,450,587	1,489,134	1,397,878	1,435,693	(1)	—
CET1 capital ratio	13.8%	(e)	13.2%	12.3%	13.4%	13.1%
Tier 1 capital ratio	15.9	(e)	15.2	14.3	15.3	15.0
Total capital ratio	17.5	(e)	16.8	15.7	16.6	16.2

Leverage-based capital metrics
Adjusted average assets (b)	$3,243,303	(e)	$3,176,729	$2,842,244	$2,730,239	$2,717,852	2	19
Tier 1 leverage ratio	7.0%	(e)	6.9%	7.5%	7.9%	7.9%

Total leverage exposure	3,247,377	(e)	3,228,424	3,535,822	3,423,431	3,404,535	1	(5)
SLR	7.0%	(e)	6.8%	6.0%	6.3%	6.3%

TANGIBLE COMMON EQUITY (period-end) (c)
Common stockholders’ equity	$241,050		$234,403	$231,199	$234,337	$235,985	3	2
Less: Goodwill	47,819		47,811	47,800	47,823	47,818	—	—
Less: Other intangible assets	759		778	800	819	841	(2)	(10)
Add: Certain deferred tax liabilities (d)	2,405		2,397	2,389	2,381	2,371	—	1
Total tangible common equity	$194,877		$188,211	$184,988	$188,076	$189,697	4	3

TANGIBLE COMMON EQUITY (average) (c)
Common stockholders’ equity	$236,797		$234,408	$234,530	$232,878	$235,613	1	1	$235,251	$232,917	1%
Less: Goodwill	47,820		47,805	47,812	47,819	47,707	—	—	47,812	47,552	1
Less: Other intangible assets	769		791	812	831	842	(3)	(9)	791	776	2
Add: Certain deferred tax liabilities (d)	2,401		2,393	2,385	2,375	2,344	—	2	2,393	2,311	4
Total tangible common equity	$190,609		$188,205	$188,291	$186,603	$189,408	1	1	$189,041	$186,900	1

INTANGIBLE ASSETS (period-end)
Goodwill	$47,819		$47,811	$47,800	$47,823	$47,818	—	—
Mortgage servicing rights	3,016		3,080	3,267	4,699	4,419	(2)	(32)
Other intangible assets	759		778	800	819	841	(2)	(10)
Total intangible assets	$51,594		$51,669	$51,867	$53,341	$53,078	—	(3)

(a)Reflects the relief provided by the Federal Reserve Board in response to the COVID-19 pandemic, including the CECL capital transition provisions that became effective in the first quarter of 2020. For the periods ended September 30, 2020, June 30, 2020 and March 31, 2020, the impact of the CECL capital transition provisions resulted in an increase to CET1 capital of $6.4 billion, $6.5 billion and $4.3 billion, respectively. Effective June 30, 2020, the SLR reflects the temporary exclusions of U.S. Treasury securities and deposits at Federal Reserve Banks. Refer to Regulatory Developments Relating to the COVID-19 Pandemic on pages 11-12 and Capital Risk Management on pages 49-54 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 for additional information. Refer to Capital Risk Management on pages 85-92 of the Firm’s 2019 Form 10-K for additional information on the Firm’s capital metrics.
(b)Adjusted average assets, for purposes of calculating the leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.
(c)Refer to page 28 for further discussion of TCE.
(d)Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating TCE.
(e)Estimated.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change				2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019	2019
EARNINGS PER SHARE
Basic earnings per share
Net income	$9,443	$4,687	$2,865	$8,520	$9,080	101%	4%	$16,995	$27,911	(39)%
Less: Preferred stock dividends	381	401	421	386	423	(5)	(10)	1,203	1,201	—
Net income applicable to common equity	9,062	4,286	2,444	8,134	8,657	111	5	15,792	26,710	(41)
Less: Dividends and undistributed earnings allocated to
participating securities	47	21	13	44	51	124	(8)	80	159	(50)
Net income applicable to common stockholders	$9,015	$4,265	$2,431	$8,090	$8,606	111	5	$15,712	$26,551	(41)

Total weighted-average basic shares outstanding	3,077.8	3,076.3	3,095.8	3,140.7	3,198.5	—	(4)	3,083.3	3,248.7	(5)
Net income per share	$2.93	$1.39	$0.79	$2.58	$2.69	111	9	$5.10	$8.17	(38)

Diluted earnings per share
Net income applicable to common stockholders	$9,015	$4,265	$2,431	$8,090	$8,606	111	5	$15,712	$26,551	(41)
Total weighted-average basic shares outstanding	3,077.8	3,076.3	3,095.8	3,140.7	3,198.5	—	(4)	3,083.3	3,248.7	(5)
Add: Dilutive impact of stock appreciation rights (“SARs”) and employee stock options, unvested performance share units (“PSUs”) and nondividend-earning restricted stock units (“RSUs”)	5.0	4.7	4.9	7.8	8.7	6	(43)	4.8	9.3	(48)
Total weighted-average diluted shares outstanding	3,082.8	3,081.0	3,100.7	3,148.5	3,207.2	—	(4)	3,088.1	3,258.0	(5)
Net income per share	$2.92	$1.38	$0.78	$2.57	$2.68	112	9	$5.09	$8.15	(38)

COMMON DIVIDENDS
Cash dividends declared per share	$0.90	$0.90	$0.90	$0.90	$0.90	—	—	$2.70	$2.50	8
Dividend payout ratio	31%	65%	114%	35%	33%			53%	30%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	—	—	50.0	54.0	62.0	—	NM	50.0	159.0	(69)
Average price paid per share of common stock	$—	$—	$127.92	$127.24	$112.07	—	NM	$127.92	$108.51	18
Aggregate repurchases of common equity	—	—	6,397	6,871	6,949	—	NM	6,397	17,250	(63)

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	0.6	0.8	13.0	1.5	1.0	(25)	(40)	14.4	19.7	(27)
Net impact of employee issuances on stockholders’ equity (b)	$263	$325	$398	$132	$232	(19)	13	$986	$838	18

(a)On March 15, 2020, in response to the COVID-19 pandemic, the Firm temporarily suspended repurchases of its common equity. In June 2020, the Federal Reserve directed all large bank holding companies, including the Firm, to discontinue net share repurchases, at least through the end of the third quarter of 2020. On September 30, 2020, the Federal Reserve extended the suspension of net share repurchases through the end of the fourth quarter of 2020.
(b)The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change				2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019	2019
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees (a)	$771	$617	$972	$1,032	$1,026	25%	(25)%	$2,360	$2,906	(19)%
Asset management, administration and commissions (a)	596	536	585	609	606	11	(2)	1,717	1,807	(5)
Mortgage fees and related income (b)	1,076	917	320	474	886	17	21	2,313	1,561	48
Card income (c)	890	733	709	983	905	21	(2)	2,332	2,680	(13)
All other income	1,425	1,313	1,373	1,396	1,383	9	3	4,111	3,994	3
Noninterest revenue	4,758	4,116	3,959	4,494	4,806	16	(1)	12,833	12,948	(1)
Net interest income (b)	7,997	8,101	9,153	9,255	9,152	(1)	(13)	25,251	27,937	(10)
TOTAL NET REVENUE	12,755	12,217	13,112	13,749	13,958	4	(9)	38,084	40,885	(7)

Provision for credit losses	794	5,828	5,772	1,207	1,311	(86)	(39)	12,394	3,745	231

NONINTEREST EXPENSE
Compensation expense	2,679	2,557	2,597	2,497	2,544	5	5	7,833	7,641	3
Noncompensation expense (c)(d)	4,091	4,069	4,505	4,468	4,481	1	(9)	12,665	13,143	(4)
TOTAL NONINTEREST EXPENSE	6,770	6,626	7,102	6,965	7,025	2	(4)	20,498	20,784	(1)

Income/(loss) before income tax expense/(benefit)	5,191	(237)	238	5,577	5,622	NM	(8)	5,192	16,356	(68)
Income tax expense/(benefit)	1,318	(61)	47	1,363	1,377	NM	(4)	1,304	4,007	(67)
NET INCOME/(LOSS)	$3,873	$(176)	$191	$4,214	$4,245	NM	(9)	$3,888	$12,349	(69)

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$5,557	$5,107	$6,091	$6,537	$6,782	9	(18)	$16,755	$20,340	(18)
Home Lending (b)	1,714	1,687	1,161	1,250	1,465	2	17	4,562	3,929	16
Card & Auto (c)	5,484	5,423	5,860	5,962	5,711	1	(4)	16,767	16,616	1

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue (b)	765	742	319	327	738	3	4	1,826	1,291	41
Net mortgage servicing revenue (e)	311	175	1	147	148	78	110	487	270	80
Mortgage fees and related income	$1,076	$917	$320	$474	$886	17	21	$2,313	$1,561	48

FINANCIAL RATIOS
ROE	29%	(2)%	1%	31%	31%			9%	31%
Overhead ratio	53	54	54	51	50			54	51

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB as part of the Firm’s Wholesale Payments business. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
(a)In the first quarter of 2020, the Firm reclassified certain fees from asset management, administration and commissions to lending- and deposit-related fees. Prior-period amounts have been revised to conform with the current presentation.
(b)Net production revenue in the third quarter of 2019 included approximately $350 million of gains on the sale of certain mortgage loans that were predominantly offset by a charge in net interest income for the unwind of the related internal funding from Treasury and Chief Investment Office (“CIO”) associated with these loans. The charge reflects the net present value of that funding and is recognized as interest income in Treasury and CIO. Refer to footnote (a) in Corporate on page 23 and Funds Transfer Pricing (“FTP”) on page 61 of the Firm’s 2019 Form 10-K for further information.
(c)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(d)Included depreciation expense on leased assets of $1.0 billion for the three months ended September 30, 2020, $1.1 billion for the three months ended June 30, 2020, March 31, 2020 and December 31, 2019 and $1.0 billion for the three months ended September 30, 2019, respectively, and $3.2 billion and $2.9 billion for the nine months ended September 30, 2020 and 2019, respectively.
(e)Included MSR risk management results of $145 million, $79 million, $(90) million, $35 million and $53 million for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, and September 30, 2019, respectively, and $134 million and $(200) million for the nine months ended September 30, 2020 and 2019, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q20 Change					2020 Change
	3Q20		2Q20		1Q20	4Q19	3Q19	2Q20	3Q19	2020		2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$480,325		$492,251		$506,147	$532,538	$525,223	(2)%	(9)%	$480,325		$525,223	(9)%

Loans:
Consumer & Business Banking	47,077	(e)	46,910	(e)	27,709	27,199	26,699	—	76	47,077	(e)	26,699	76
Home Lending (a)(b)	188,561		195,664		205,318	213,445	213,901	(4)	(12)	188,561		213,901	(12)
Card	140,377		141,656		154,021	168,924	159,571	(1)	(12)	140,377		159,571	(12)
Auto	62,304		59,287		61,468	61,522	61,410	5	1	62,304		61,410	1
Total loans	438,319		443,517		448,516	471,090	461,581	(1)	(5)	438,319		461,581	(5)

Deposits	900,920		876,991		775,068	718,354	701,111	3	28	900,920		701,111	28
Equity	52,000		52,000		52,000	52,000	52,000	—	—	52,000		52,000	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$483,478		$498,140		$517,213	$525,863	$530,649	(3)	(9)	$499,551		$537,044	(7)

Loans:
Consumer & Business Banking	47,102		41,198		27,261	26,820	26,550	14	77	38,552		26,537	45
Home Lending (a)(c)	192,172		199,532		211,333	216,921	226,139	(4)	(15)	200,980		235,292	(15)
Card	140,386		142,377		162,660	162,112	158,168	(1)	(11)	148,445		154,375	(4)
Auto	60,345		60,306		60,893	61,100	61,371	—	(2)	60,514		62,118	(3)
Total loans	440,005		443,413		462,147	466,953	472,228	(1)	(7)	448,491		478,322	(6)

Deposits	887,138		831,996		733,648	707,953	693,943	7	28	817,848		688,663	19
Equity	52,000		52,000		52,000	52,000	52,000	—	—	52,000		52,000	—

Headcount (d)	121,959		122,089		122,081	123,115	123,532	—	(1)	121,959		123,532	(1)

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB as part of the Firm’s Wholesale Payments business. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
(a)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(b)At September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, Home Lending loans held-for-sale and loans at fair value were $10.0 billion, $8.6 billion, $10.8 billion, $16.6 billion, and $15.4 billion, respectively.
(c)Average Home Lending loans held-for sale and loans at fair value were $9.2 billion, $8.7 billion, $15.8 billion, $19.1 billion, and $18.2 billion for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively, and were $11.2 billion and $12.3 billion for the nine months ended September 30, 2020 and 2019, respectively.
(d)During the second and third quarter of 2020, certain technology and support functions, comprising approximately 850 and 800 staff, respectively, were transferred from AWM to CCB as part of the ongoing reorganization of the U.S. Wealth Management business.
(e)At September 30, 2020 and June 30, 2020, included $20.3 billion and $19.9 billion of loans, respectively, under the Paycheck Protection Program (“PPP”). Refer to page 61 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 for further information on the PPP.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q20 Change					2020 Change
	3Q20		2Q20		1Q20	4Q19	3Q19	2Q20	3Q19	2020		2019	2019
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)(c)	$5,142	(f)	$4,422	(f)	$4,021	$3,026	$3,109	16%	65%	$5,142	(f)	$3,109	65%
Net charge-offs/(recoveries)
Consumer & Business Banking	53		60		74	92	79	(12)	(33)	187		204	(8)
Home Lending	8		(5)		(122)	(23)	(42)	NM	NM	(119)		(75)	(59)
Card	1,028		1,178		1,313	1,231	1,175	(13)	(13)	3,519		3,617	(3)
Auto	5		45		48	57	49	(89)	(90)	98		149	(34)
Total net charge-offs/(recoveries)	$1,094		$1,278		$1,313	$1,357	$1,261	(14)	(13)	$3,685		$3,895	(5)
Net charge-off/(recovery) rate
Consumer & Business Banking	0.45%		0.59%		1.09%	1.36%	1.18%			0.65%		1.03%
Home Lending	0.02		(0.01)		(0.25)	(0.05)	(0.08)			(0.08)		(0.04)
Card	2.92		3.33		3.25	3.01	2.95			3.17		3.13
Auto	0.03		0.30		0.32	0.37	0.32			0.22		0.32
Total net charge-off/(recovery) rate	1.01		1.18		1.18	1.20	1.10			1.13		1.12

30+ day delinquency rate
Home Lending (d)(e)	1.62%	(g)	1.30%	(g)	1.48%	1.58%	1.63%			1.62%	(g)	1.63%
Card	1.57	(g)	1.71	(g)	1.96	1.87	1.84			1.57	(g)	1.84
Auto	0.54	(g)	0.54	(g)	0.89	0.94	0.88			0.54	(g)	0.88

90+ day delinquency rate - Card	0.69	(g)	0.93	(g)	1.02	0.95	0.90			0.69	(g)	0.90

Allowance for loan losses
Consumer & Business Banking	$1,370		$1,370		$882	$746	$746	—	84	$1,370		$746	84
Home Lending	2,685		2,957		2,137	1,890	2,159	(9)	24	2,685		2,159	24
Card	17,800		17,800		14,950	5,683	5,583	—	219	17,800		5,583	219
Auto	1,044		1,044		732	465	465	—	125	1,044		465	125
Total allowance for loan losses	$22,899		$23,171		$18,701	$8,784	$8,953	(1)	156	$22,899		$8,953	156

(a)At September 30, 2020, June 30, 2020 and March 31, 2020, nonaccrual loans included $1.5 billion, $1.3 billion and $970 million of PCD loans, respectively. Prior to the adoption of CECL, nonaccrual loans excluded PCI loans as the Firm recognized interest income on each pool of PCI loans as each of the pools was performing.
(b)At September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $851 million, $561 million, $616 million, $963 million and $1.6 billion, respectively. These amounts have been excluded based upon the government guarantee. Prior-period amounts have been revised to conform with the current presentation.
(c)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(d)At September 30, 2020, June 30, 2020 and March 31, 2020, the 30+ day delinquency rates included PCD loans. The rates prior to January 1, 2020 were revised to include the impact of PCI loans.
(e)At September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, excluded mortgage loans insured by U.S. government agencies of $1.1 billion, $826 million, $1.0 billion, $1.7 billion and $2.7 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee. Prior-period amounts have been revised to conform with the current presentation.
(f)Generally excludes loans that were under payment deferral programs offered in response to the COVID-19 pandemic.
(g)At September 30, 2020 and June 30, 2020, the principal balance of loans under payment deferral programs offered in response to the COVID-19 pandemic were as follows: (1) $10.2 billion and $18.2 billion in Home Lending, respectively; (2) $368 million and $4.4 billion in Card, respectively; and (3) $411 million and $12.3 billion in Auto, respectively. Loans that are performing according to their modified terms are generally not considered delinquent.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS														NINE MONTHS ENDED SEPTEMBER 30,
													3Q20 Change							2020 Change
	3Q20			2Q20			1Q20		4Q19		3Q19		2Q20	3Q19	2020			2019		2019
BUSINESS METRICS
Number of:
Branches	4,960			4,923			4,967		4,976		4,949		1%	—%	4,960			4,949		—%
Active digital customers (in thousands) (a)	54,745			54,471			53,799		52,421		51,843		1	6	54,745			51,843		6
Active mobile customers (in thousands) (b)	40,143			39,024			38,236		37,297		36,510		3	10	40,143			36,510		10

Debit and credit card sales volume (in billions)	$278.2			$237.6			$266.0		$295.6		$282.2		17	(1)	$781.8			$818.8		(5)

Consumer & Business Banking
Average deposits	$865,928			$813,153			$718,909		$691,696		$678,281		6	28	$799,573			$674,526		19
Deposit margin	1.43%			1.52%			2.06%		2.28%		2.47%				1.65%			2.56%
Business banking origination volume	$1,352		(f)	$23,042		(f)	$1,491		$1,827		$1,550		(94)	(13)	$25,885		(f)	$4,771		443
Client investment assets	376,068			356,143			322,999		358,036		337,915		6	11	376,068			337,915		11

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$20.7			$18.0			$14.1		$16.4		$14.2		15	46	$52.8			$34.6		53
Correspondent	8.3			6.2			14.0		16.9		18.2		34	(54)	28.5			37.3		(24)
Total mortgage origination volume (c)	$29.0			$24.2			$28.1		$33.3		$32.4		20	(10)	$81.3			$71.9		13
Total loans serviced (period-end)	$654.0			$683.7			$737.8		$761.4		$774.8		(4)	(16)	$654.0			$774.8		(16)
Third-party mortgage loans serviced (period-end)	454.8			482.4			505.0		520.8		535.8		(6)	(15)	454.8			535.8		(15)
MSR carrying value (period-end)	3.0			3.1			3.3		4.7		4.4		(3)	(32)	3.0			4.4		(32)
Ratio of MSR carrying value (period-end) to third-party
mortgage loans serviced (period-end)	0.66%			0.64%			0.65%		0.90%		0.82%				0.66%			0.82%
MSR revenue multiple (d)	2.28	x		2.29	x		2.10	x	2.73	x	2.41	x			2.28	x		2.34	x

Credit Card
Credit card sales volume, excluding Commercial Card (in billions)	$178.1			$148.5			$179.1		$204.2		$193.6		20	(8)	505.7			558.6		(9)
Net revenue rate (e)	10.96%			11.02%			10.54%		10.65%		10.40%				10.82%			10.42%

Auto
Loan and lease origination volume (in billions)	$11.4			$7.7			$8.3		$8.5		$9.1		48	25	$27.4			$25.5		7
Average auto operating lease assets	21,684			22,579			23,081		22,427		21,765		(4)	—	22,445			21,307		5

(a)Users of all web and/or mobile platforms who have logged in within the past 90 days.
(b)Users of all mobile platforms who have logged in within the past 90 days.
(c)Firmwide mortgage origination volume was $36.2 billion, $28.3 billion, $31.9 billion, $37.4 billion and $35.8 billion for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively, and $96.4 billion and $78.5 billion for the nine months ended September 30, 2020 and 2019, respectively.
(d)Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).
(e)In the second quarter of 2020, the Firm reclassified certain spend-based credit card reward costs from marketing expense to be a reduction of card income, with no effect on net income. Prior-period amounts have been revised to conform with the current presentation.
(f)Included $396 million and $21.5 billion of origination volume under the PPP for the three months ended September 30, 2020 and June 30, 2020, respectively, and $21.9 billion for the nine months ended September 30, 2020. Refer to page 61 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 for further information on the PPP.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change				2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019	2019
INCOME STATEMENT
REVENUE
Investment banking fees	$2,165	$2,847	$1,907	$1,904	$1,981	(24)%	9%	$6,919	$5,671	22%
Principal transactions	3,990	7,400	3,188	2,932	3,418	(46)	17	14,578	11,467	27
Lending- and deposit-related fees (a)	546	500	450	462	398	9	37	1,496	1,206	24
Asset management, administration and commissions (a)	1,086	1,146	1,261	1,059	1,160	(5)	(6)	3,493	3,339	5
All other income	288	380	35	622	397	(24)	(27)	703	1,167	(40)
Noninterest revenue	8,075	12,273	6,841	6,979	7,354	(34)	10	27,189	22,850	19
Net interest income	3,428	4,079	3,107	2,668	2,168	(16)	58	10,614	6,537	62
TOTAL NET REVENUE (b)	11,503	16,352	9,948	9,647	9,522	(30)	21	37,803	29,387	29

Provision for credit losses	(81)	1,987	1,401	98	92	NM	NM	3,307	179	NM

NONINTEREST EXPENSE
Compensation expense	2,651	3,997	3,006	2,377	2,873	(34)	(8)	9,654	8,803	10
Noncompensation expense	3,146	2,767	2,890	3,015	2,631	14	20	8,803	7,991	10
TOTAL NONINTEREST EXPENSE	5,797	6,764	5,896	5,392	5,504	(14)	5	18,457	16,794	10

Income before income tax expense	5,787	7,601	2,651	4,157	3,926	(24)	47	16,039	12,414	29
Income tax expense	1,483	2,137	663	1,219	1,095	(31)	35	4,283	3,377	27
NET INCOME	$4,304	$5,464	$1,988	$2,938	$2,831	(21)	52	$11,756	$9,037	30

FINANCIAL RATIOS
ROE	21%	27%	9%	14%	13%			19%	14%
Overhead ratio	50	41	59	56	58			49	57
Compensation expense as percentage of total net revenue	23	24	30	25	30			26	30

REVENUE BY BUSINESS
Investment Banking	$2,087	$3,401	$886	$1,823	$1,871	(39)	12	$6,374	$5,392	18
Wholesale Payments	1,289	1,356	1,359	1,433	1,361	(5)	(5)	4,004	4,178	(4)
Lending	333	270	350	250	253	23	32	953	771	24
Total Banking	3,709	5,027	2,595	3,506	3,485	(26)	6	11,331	10,341	10
Fixed Income Markets	4,597	7,338	4,993	3,446	3,557	(37)	29	16,928	10,972	54
Equity Markets	1,999	2,380	2,237	1,508	1,517	(16)	32	6,616	4,986	33
Securities Services	1,029	1,097	1,074	1,061	1,034	(6)	—	3,200	3,093	3
Credit Adjustments & Other (c)	169	510	(951)	126	(71)	(67)	NM	(272)	(5)	NM
Total Markets & Securities Services	7,794	11,325	7,353	6,141	6,037	(31)	29	26,472	19,046	39
TOTAL NET REVENUE	$11,503	$16,352	$9,948	$9,647	$9,522	(30)	21	$37,803	$29,387	29

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB as part of the Firm’s Wholesale Payments business. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
(a)In the first quarter of 2020, the Firm reclassified certain fees from asset management, administration and commissions to lending- and deposit-related fees. Prior-period amounts have been revised to conform with the current presentation.
(b)Includes tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $641 million, $686 million, $667 million, $646 million and $527 million for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, and September 30, 2019, respectively and $2.0 billion and $1.6 billion for the nine months ended September 30, 2020 and 2019, respectively.
(c)Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB and funding valuation adjustments (“FVA”) on derivatives and certain components of fair value option elected liabilities. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS								NINE MONTHS ENDED SEPTEMBER 30,
							3Q20 Change				2020 Change
	3Q20	2Q20		1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Assets	$1,089,293	$1,081,162	(g)	$1,217,459	$914,705	$1,030,396	1%	6%	$1,089,293	$1,030,396	6%
Loans:
Loans retained (a)	126,841	140,770		165,376	121,733	118,290	(10)	7	126,841	118,290	7
Loans held-for-sale and loans at fair value (b)	33,046	34,017		34,644	34,317	32,563	(3)	1	33,046	32,563	1
Total loans	159,887	174,787		200,020	156,050	150,853	(9)	6	159,887	150,853	6

Equity	80,000	80,000		80,000	80,000	80,000	—	—	80,000	80,000	—

SELECTED BALANCE SHEET DATA (average)
Assets	$1,100,657	$1,167,807		$1,082,820	$994,152	$1,011,246	(6)	9	1,117,035	$993,292	12
Trading assets - debt and equity instruments (b)	425,789	421,953		398,504	370,859	387,377	1	10	415,453	377,976	10
Trading assets - derivative receivables	78,339	76,710		55,133	45,153	48,266	2	62	70,091	49,221	42
Loans:
Loans retained (a)	131,187	154,038		128,838	119,412	119,007	(15)	10	137,996	123,368	12
Loans held-for-sale and loans at fair value (b)	30,205	33,538		35,211	33,694	32,545	(10)	(7)	32,974	32,611	1
Total loans	161,392	187,576		164,049	153,106	151,552	(14)	6	170,970	155,979	10

Equity	80,000	80,000		80,000	80,000	80,000	—	—	80,000	80,000	—

Headcount	61,830	60,950		60,245	60,013	60,028	1	3	61,830	60,028	3

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$23	$204		$55	$43	$38	(89)	(39)	$282	$140	101
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (c)	1,178	1,195		689	308	712	(1)	65	1,178	712	65
Nonaccrual loans held-for-sale and loans at fair value (b)(d)	2,111	1,510		766	644	902	40	134	2,111	902	134
Total nonaccrual loans	3,289	2,705		1,455	952	1,614	22	104	3,289	1,614	104

Derivative receivables	140	108		85	30	26	30	438	140	26	438
Assets acquired in loan satisfactions	88	35		43	70	75	151	17	88	75	17
Total nonperforming assets	3,517	2,848		1,583	1,052	1,715	23	105	3,517	1,715	105
Allowance for credit losses:
Allowance for loan losses	2,863	3,039	(g)	1,422	1,202	1,171	(6)	144	2,863	1,171	144
Allowance for lending-related commitments	1,706	1,634	(g)	1,468	848	824	4	107	1,706	824	107
Total allowance for credit losses	4,569	4,673		2,890	2,050	1,995	(2)	129	4,569	1,995	129

Net charge-off/(recovery) rate (a)(e)	0.07%	0.53%		0.17%	0.14%	0.13%			0.27%	0.15%
Allowance for loan losses to period-end loans retained (a)	2.26	2.16	(g)	0.86	0.99	0.99			2.26	0.99
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (f)	3.15	2.87	(g)	1.11	1.31	1.33			3.15	1.33
Allowance for loan losses to nonaccrual loans retained (a)(c)	243	254	(g)	206	390	164			243	164
Nonaccrual loans to total period-end loans (b)	2.06	1.55		0.73	0.61	1.07			2.06	1.07

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB as part of the Firm’s Wholesale Payments business. Prior-period amounts have been revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.
(a)Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.
(c)Allowance for loan losses of $320 million, $340 million, $317 million, $110 million and $207 million were held against nonaccrual loans at September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, and September 30, 2019, respectively.
(d)At September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $297 million, $135 million, $124 million, $127 million and $116 million, respectively. These amounts have been excluded based upon the government guarantee.
(e)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(f)Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change				2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019	2019
BUSINESS METRICS
Advisory	$428	$602	$503	$702	$506	(29)%	(15)%	$1,533	$1,675	(8)%
Equity underwriting	732	977	331	382	514	(25)	42	2,040	1,284	59
Debt underwriting	1,005	1,268	1,073	820	961	(21)	5	3,346	2,712	23
Total investment banking fees	$2,165	$2,847	$1,907	$1,904	$1,981	(24)	9	$6,919	$5,671	22

Client deposits and other third-party liabilities (average) (a)	634,961	607,902	514,464	485,037	471,328	4	35	585,955	457,973	28

Merchant processing volume (in billions) (b)	406.1	371.9	374.8	402.9	380.5	9	7	$1,152.8	$1,108.6	4

Assets under custody (“AUC”) (period-end) (in billions)	$28,628	$27,447	$24,409	$26,831	$25,695	4	11	$28,628	$25,695	11

95% Confidence Level - Total CIB VaR (average) (c)
CIB trading VaR by risk type: (d)
Fixed income	$93	$129	$60	$39	$37	(28)	151
Foreign exchange	13	9	7	5	6	44	117
Equities	26	27	20	18	22	(4)	18
Commodities and other	33	32	10	7	8	3	313
Diversification benefit to CIB trading VaR (e)	(76)	(69)	(40)	(32)	(34)	(10)	(124)
CIB trading VaR (d)	89	128	57	37	39	(30)	128
Credit portfolio VaR (f)	15	22	9	5	5	(32)	200
Diversification benefit to CIB VaR (e)	(14)	(23)	(8)	(5)	(6)	39	(133)
CIB VaR	$90	$127	$58	$37	$38	(29)	137

(a)Client deposits and other third-party liabilities pertain to the Wholesale Payments and Securities Services businesses.
(b)Represents total merchant processing volume across CIB, CCB and CB.
(c)Effective January 1, 2020, the Firm refined the scope of VaR to exclude positions related to the risk management of interest rate exposure from changes in the Firm’s own credit spread on fair value option elected liabilities, and included these positions in other sensitivity-based measures. Additionally, effective July 1, 2020, the Firm refined the scope of VaR to exclude certain asset-backed fair value option elected loans, and included them in other sensitivity-based measures to more effectively measure the risk from these loans. In the absence of these refinements, the average VaR for each of the following reported components would have been different by the following amounts: CIB fixed income of $15 million, $(11) million and $4 million, CIB Trading VaR $11 million, $(11) million and $5 million and CIB VaR $11 million, $(8) million and $6 million for the three months ended September 30, 2020, June 30, 2020 and March 31, 2020, respectively.
(d)CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. Refer to VaR measurement on pages 121–123 of the Firm’s 2019 Form 10-K, and pages 80–82 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 for further information.
(e)Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.
(f)Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change				2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019	2019
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees (a)	$304	$297	$261	$256	$228	2%	33%	$862	$685	26%
All other income (a)	457	518	360	437	438	(12)	4	1,335	1,337	—
Noninterest revenue	761	815	621	693	666	(7)	14	2,197	2,022	9
Net interest income	1,524	1,577	1,557	1,604	1,608	(3)	(5)	4,658	4,950	(6)
TOTAL NET REVENUE (b)	2,285	2,392	2,178	2,297	2,274	(4)	—	6,855	6,972	(2)

Provision for credit losses	(147)	2,431	1,010	110	67	NM	NM	3,294	186	NM

NONINTEREST EXPENSE
Compensation expense	492	430	472	444	454	14	8	1,394	1,341	4
Noncompensation expense	474	469	516	499	486	1	(2)	1,459	1,468	(1)
TOTAL NONINTEREST EXPENSE	966	899	988	943	940	7	3	2,853	2,809	2

Income/(loss) before income tax expense/(benefit)	1,466	(938)	180	1,244	1,267	NM	16	708	3,977	(82)
Income tax expense/(benefit)	378	(247)	33	300	324	NM	17	164	972	(83)
NET INCOME/(LOSS)	$1,088	$(691)	$147	$944	$943	NM	15	$544	$3,005	(82)

Revenue by product
Lending	$1,138	$1,127	$954	$1,027	$1,006	1	13	$3,219	$3,030	6
Wholesale payments	867	917	991	1,021	1,017	(5)	(15)	2,775	3,184	(13)
Investment banking (c)	260	256	235	211	226	2	15	751	708	6
Other	20	92	(2)	38	25	(78)	(20)	110	50	120
Total Commercial Banking net revenue (b)	$2,285	$2,392	$2,178	$2,297	$2,274	(4)	—	$6,855	$6,972	(2)

Investment banking revenue, gross (d)	$840	$851	$686	$634	$700	(1)	20	$2,377	$2,110	13

Revenue by client segment
Middle Market Banking	$877	$866	$946	$934	$925	1	(5)	$2,689	$2,860	(6)
Corporate Client Banking	807	859	681	759	767	(6)	5	2,347	2,362	(1)
Commercial Real Estate Banking	576	566	541	537	547	2	5	1,683	1,632	3
Other	25	101	10	67	35	(75)	(29)	136	118	15
Total Commercial Banking net revenue (b)	$2,285	$2,392	$2,178	$2,297	$2,274	(4)	—	$6,855	$6,972	(2)

FINANCIAL RATIOS
ROE	19%	(14)%	2%	16%	16%			2%	17%
Overhead ratio	42	38	45	41	41			42	40

In the first quarter of 2020, the Merchant Services business was realigned from CCB to CIB and the revenue and expense of the business is reported across CCB, CIB and CB based primarily on client relationship. In conjunction with this realignment, treasury services product revenue has been renamed wholesale payments. Prior period revenue and expense amounts were revised to conform with the current presentation. Refer to Business segment changes on page 21 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020 for further information.

(a)In the first quarter of 2020, the Firm reclassified certain fees from asset management, administration and commissions (which are included in all other income) to lending- and deposit-related fees. Prior-period amounts have been revised to conform with the current presentation.
(b)Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities and in entities established for rehabilitation of historic properties, as well as tax-exempt income related to municipal financing activities of $82 million, $80 million, $81 million, $152 million and $114 million for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, and September 30, 2019, respectively, and $243 million and $308 million for the nine months ended September 30, 2020 and 2019, respectively.
(c)Includes CB’s share of revenue from investment banking products sold to CB clients through the CIB.
(d)Refer to page 60 of the Firm’s 2019 Form 10-K for discussion of revenue sharing.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS									NINE MONTHS ENDED SEPTEMBER 30,
								3Q20 Change					2020 Change
	3Q20		2Q20		1Q20	4Q19	3Q19	2Q20	3Q19	2020		2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$228,587		$235,034	(d)	$247,786	$220,514	$222,483	(3)%	3%	$228,587		$222,483	3%
Loans:
Loans retained	214,352		223,192		232,254	207,287	209,448	(4)	2	214,352		209,448	2
Loans held-for-sale and loans at fair value	349		917		1,112	1,009	3,187	(62)	(89)	349		3,187	(89)
Total loans	$214,701		$224,109		$233,366	$208,296	$212,635	(4)	1	$214,701		$212,635	1
Equity	22,000		22,000		22,000	22,000	22,000	—	—	22,000		22,000	—

Period-end loans by client segment
Middle Market Banking	$61,812	(c)	$64,211	(c)	$60,317	$54,188	$54,298	(4)	14	$61,812	(c)	$54,298	14
Corporate Client Banking	49,857		56,182		69,540	51,165	55,976	(11)	(11)	49,857		55,976	(11)
Commercial Real Estate Banking	102,484		103,117		102,799	101,951	101,326	(1)	1	102,484		101,326	1
Other	548		599		710	992	1,035	(9)	(47)	548		1,035	(47)
Total Commercial Banking loans	$214,701	(c)	$224,109	(c)	$233,366	$208,296	$212,635	(4)	1	$214,701	(c)	$212,635	1

SELECTED BALANCE SHEET DATA (average)
Total assets	$231,691		$247,512		$226,071	$219,891	$218,620	(6)	6	$235,079		$218,560	8
Loans:
Loans retained	217,498		233,044		209,988	208,776	207,286	(7)	5	220,167		206,183	7
Loans held-for-sale and loans at fair value	629		502		1,831	1,036	963	25	(35)	986		1,097	(10)
Total loans	$218,127		$233,546		$211,819	$209,812	$208,249	(7)	5	$221,153		$207,280	7
Client deposits and other third-party liabilities	248,289		236,968		188,808	182,546	172,714	5	44	224,774		169,427	33
Equity	22,000		22,000		22,000	22,000	22,000	—	—	22,000		22,000	—

Average loans by client segment
Middle Market Banking	$63,029		$66,279		$56,045	$54,114	$54,806	(5)	15	$61,789		$56,221	10
Corporate Client Banking	51,608		63,308		53,032	53,187	51,389	(18)	—	55,967		49,407	13
Commercial Real Estate Banking	102,905		103,516		101,526	101,542	101,044	(1)	2	102,650		100,663	2
Other	585		443		1,216	969	1,010	32	(42)	747		989	(24)
Total Commercial Banking loans	$218,127		$233,546		$211,819	$209,812	$208,249	(7)	5	$221,153		$207,280	7

Headcount	11,704		11,802		11,779	11,629	11,501	(1)	2	11,704		11,501	2

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$60		$79		$100	$89	$45	(24)	33	$239		$71	237
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (a)	1,468		1,252	(d)	793	498	659	17	123	1,468		659	123
Nonaccrual loans held-for-sale and loans
at fair value	85		125	(d)	—	—	—	(32)	NM	85		—	NM
Total nonaccrual loans	1,553		1,377		793	498	659	13	136	1,553		659	136

Assets acquired in loan satisfactions	24		24		24	25	19	—	26	24		19	26
Total nonperforming assets	1,577		1,401		817	523	678	13	133	1,577		678	133
Allowance for credit losses:
Allowance for loan losses	4,466		4,730	(d)	2,680	2,780	2,759	(6)	62	4,466		2,759	62
Allowance for lending-related commitments	864		807	(d)	505	293	293	7	195	864		293	195
Total allowance for credit losses	5,330		5,537		3,185	3,073	3,052	(4)	75	5,330		3,052	75

Net charge-off/(recovery) rate (b)	0.11%		0.14%		0.19%	0.17%	0.09%			0.15%		0.05%
Allowance for loan losses to period-end loans retained	2.08		2.12	(d)	1.15	1.34	1.32			2.08		1.32
Allowance for loan losses to nonaccrual loans retained (a)	304		378	(d)	338	558	419			304		419
Nonaccrual loans to period-end total loans	0.72		0.61		0.34	0.24	0.31			0.72		0.31

(a)Allowance for loan losses of $367 million, $287 million, $175 million, $114 million and $119 million was held against nonaccrual loans retained at September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, and September 30, 2019, respectively.
(b)Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.
(c)At September 30, 2020 and June 30, 2020, total loans included $6.6 billion and $6.5 billion of loans, respectively, under the PPP, of which $6.4 billion and $6.3 billion was in Middle Market Banking. Refer to page 61 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2020 for further information on the PPP.
(d)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change				2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019	2019
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,753	$2,589	$2,706	$2,654	$2,574	6%	7%	$8,048	$7,558	6%
All other income	134	131	3	173	139	2	(4)	268	431	(38)
Noninterest revenue	2,887	2,720	2,709	2,827	2,713	6	6	8,316	7,989	4
Net interest income	850	890	897	873	855	(4)	(1)	2,637	2,627	—
TOTAL NET REVENUE	3,737	3,610	3,606	3,700	3,568	4	5	10,953	10,616	3

Provision for credit losses	(51)	223	94	13	44	NM	NM	266	48	454

NONINTEREST EXPENSE
Compensation expense	1,357	1,315	1,411	1,446	1,391	3	(2)	4,083	4,259	(4)
Noncompensation expense	1,266	1,191	1,248	1,204	1,231	6	3	3,705	3,606	3
TOTAL NONINTEREST EXPENSE	2,623	2,506	2,659	2,650	2,622	5	—	7,788	7,865	(1)

Income before income tax expense	1,165	881	853	1,037	902	32	29	2,899	2,703	7
Income tax expense	288	223	189	252	234	29	23	700	655	7
NET INCOME	$877	$658	$664	$785	$668	33	31	$2,199	$2,048	7

REVENUE BY LINE OF BUSINESS
Asset Management	$1,924	$1,780	$1,740	$1,892	$1,816	8	6	$5,444	$5,362	2
Wealth Management	1,813	1,830	1,866	1,808	1,752	(1)	3	5,509	5,254	5
TOTAL NET REVENUE	$3,737	$3,610	$3,606	$3,700	$3,568	4	5	$10,953	$10,616	3

FINANCIAL RATIOS
ROE	32%	24%	25%	29%	24%			27%	25%
Overhead ratio	70	69	74	72	73			71	74
Pretax margin ratio:
Asset Management	30	30	24	30	25			27	25
Wealth Management	33	19	24	26	25			26	26
Asset & Wealth Management	31	24	24	28	25			26	25

Headcount (a)	22,004	22,949	23,830	24,191	24,228	(4)	(9)	22,004	24,228	(9)

Number of Wealth Management client advisors	2,968	2,869	2,878	2,890	2,872	3	3	2,968	2,872	3

(a)During the second and third quarter of 2020, certain technology and support functions, comprising approximately 850 and 800 staff, respectively, were transferred from AWM to CCB as part of the ongoing reorganization of the U.S. Wealth Management business.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change				2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019	2019
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$194,596	$183,189	$186,102	$182,004	$174,226	6%	12%	$194,596	$174,226	12%
Loans	175,264	165,299	166,058	160,535	153,245	6	14	175,264	153,245	14
Deposits	174,327	169,537	168,561	147,804	138,439	3	26	174,327	138,439	26
Equity	10,500	10,500	10,500	10,500	10,500	—	—	10,500	10,500	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$188,466	$182,318	$183,316	$176,925	$171,121	3	10	$184,714	$168,688	10
Loans	170,139	163,440	161,823	156,106	150,486	4	13	165,152	147,481	12
Deposits	170,986	168,573	150,631	143,059	138,822	1	23	163,424	139,127	17
Equity	10,500	10,500	10,500	10,500	10,500	—	—	10,500	10,500	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	2	$(2)	$2	$4	$26	NM	(92)	$2	$27	(93)
Nonaccrual loans	959	775	304	116	176	24	445	959	176	445
Allowance for credit losses:
Allowance for loan losses	582	648	438	354	350	(10)	66	582	350	66
Allowance for lending-related commitments	41	28	14	19	16	46	156	41	16	156
Total allowance for credit losses	623	676	452	373	366	(8)	70	623	366	70
Net charge-off/(recovery) rate	—%	—%	—%	0.01%	0.07%			—%	0.02%
Allowance for loan losses to period-end loans	0.33	0.39	0.26	0.22	0.23			0.33	0.23
Allowance for loan losses to nonaccrual loans	61	84	144	305	199			61	199
Nonaccrual loans to period-end loans	0.55	0.47	0.18	0.07	0.11			0.55	0.11

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Sep 30, 2020
						Change		NINE MONTHS ENDED SEPTEMBER 30,
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,			2020 Change
CLIENT ASSETS	2020	2020	2020	2019	2019	2020	2019	2020	2019	2019
Assets by asset class
Liquidity	$674	$707	$618	$542	$505	(5)%	33%	$674	$505	33%
Fixed income	663	629	586	602	590	5	12	663	590	12
Equity	509	457	369	474	437	11	16	509	437	16
Multi-asset and alternatives	749	718	666	746	714	4	5	749	714	5
TOTAL ASSETS UNDER MANAGEMENT	2,595	2,511	2,239	2,364	2,246	3	16	2,595	2,246	16
Custody/brokerage/administration/deposits	917	859	763	862	815	7	13	917	815	13
TOTAL CLIENT ASSETS	$3,512	$3,370	$3,002	$3,226	$3,061	4	15	$3,512	$3,061	15

Memo:
Alternatives client assets (a)	$195	$188	$188	$185	$183	4	7	$195	$183	7

Assets by client segment
Private Banking	$698	$677	$617	$672	$636	3	10	$698	$636	10
Institutional	1,233	1,218	1,097	1,074	1,029	1	20	1,233	1,029	20
Retail	664	616	525	618	581	8	14	664	581	14
TOTAL ASSETS UNDER MANAGEMENT	$2,595	$2,511	$2,239	$2,364	$2,246	3	16	$2,595	$2,246	16

Private Banking	$1,577	$1,500	$1,355	$1,504	$1,424	5	11	$1,577	$1,424	11
Institutional	1,266	1,249	1,118	1,099	1,051	1	20	1,266	1,051	20
Retail	669	621	529	623	586	8	14	669	586	14
TOTAL CLIENT ASSETS	$3,512	$3,370	$3,002	$3,226	$3,061	4	15	$3,512	$3,061	15

Assets under management rollforward
Beginning balance	$2,511	$2,239	$2,364	$2,246	$2,178			$2,364	$1,987
Net asset flows:
Liquidity	(33)	95	75	37	24			137	23
Fixed income	24	17	1	9	41			42	97
Equity	9	11	(1)	(1)	(2)			19	(9)
Multi-asset and alternatives	1	1	(2)	6	1			—	(2)
Market/performance/other impacts	83	148	(198)	67	4			33	150
Ending balance	$2,595	$2,511	$2,239	$2,364	$2,246			$2,595	$2,246

Client assets rollforward
Beginning balance	$3,370	$3,002	$3,226	$3,061	$2,998			$3,226	$2,733
Net asset flows	17	138	85	58	59			240	120
Market/performance/other impacts	125	230	(309)	107	4			46	208
Ending balance	$3,512	$3,370	$3,002	$3,226	$3,061			$3,512	$3,061

(a)Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change					2020 Change
	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019		2019
INCOME STATEMENT
REVENUE
Principal transactions	$87	$(2)	$(113)	$(234)	$10	NM	NM	$(28)	$(227)		88%
Investment securities gains	466	26	233	123	78	NM	497	725	135		437
All other income	(210)	(91)	211	(6)	32	(131)	NM	(90)	95		NM
Noninterest revenue	343	(67)	331	(117)	120	NM	186	607	3		NM
Net interest income (a)	(682)	(687)	(165)	(111)	572	1	NM	(1,534)	1,436		NM
TOTAL NET REVENUE (b)	(339)	(754)	166	(228)	692	55	NM	(927)	1,439		NM

Provision for credit losses	96	4	8	(1)	—	NM	NM	108	—		NM

NONINTEREST EXPENSE (c)	719	147	146	343	281	389	156	1,012	724		40
Income/(loss) before income tax expense/(benefit)	(1,154)	(905)	12	(570)	411	(28)	NM	(2,047)	715		NM
Income tax expense/(benefit)	(455)	(337)	137	(209)	18	(35)	NM	(655)	(757)	(f)	13
NET INCOME/(LOSS)	$(699)	$(568)	$(125)	$(361)	$393	(23)	NM	$(1,392)	$1,472		NM

MEMO:
TOTAL NET REVENUE
Treasury and CIO (a)	(243)	(671)	169	102	801	64	NM	(745)	1,930		NM
Other Corporate	(96)	(83)	(3)	(330)	(109)	(16)	12	(182)	(491)		63
TOTAL NET REVENUE	$(339)	$(754)	$166	$(228)	$692	55	NM	$(927)	$1,439		NM

NET INCOME/(LOSS)
Treasury and CIO	(349)	(550)	83	22	576	37	NM	(816)	1,372		NM
Other Corporate	(350)	(18)	(208)	(383)	(183)	NM	(91)	(576)	100		NM
TOTAL NET INCOME/(LOSS)	$(699)	$(568)	$(125)	$(361)	$393	(23)	NM	$(1,392)	$1,472		NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$1,253,275	$1,221,980	$981,937	$837,618	$812,333	3	54	$1,253,275	$812,333		54
Loans	1,569	1,670	1,650	1,649	1,705	(6)	(8)	1,569	1,705		(8)

Headcount	38,861	38,920	38,785	38,033	38,155	—	2	38,861	38,155		2

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Investment securities gains	$466	$26	$233	$123	$78	NM	497%	$725	$135		437%
Available-for-sale securities (average)	442,943	426,470	372,954	350,100	305,894	4	45	414,228	260,661		59
Held-to-maturity securities (average)	103,596	71,713	46,673	42,125	35,494	44	192	74,102	32,518		128
Investment securities portfolio (average)	$546,539	$498,183	$419,627	$392,225	$341,388	10	60	$488,330	$293,179		67
Available-for-sale securities (period-end)	387,663	483,752	397,891	348,876	351,599	(20)	10	387,663	351,599		10
Held-to-maturity securities, net of allowance for credit losses (period-end) (d)(e)	141,553	72,908	71,200	47,540	40,830	94	247	141,553	40,830		247
Investment securities portfolio, net of allowance for credit losses (period-end) (d)	$529,216	$556,660	$469,091	$396,416	$392,429	(5)	35	$529,216	$392,429		35

(a)Net interest income in the third quarter of 2019 included income related to the unwind of the internal funding provided by Treasury and CIO to CCB upon the sale of certain mortgage loans. Refer to footnote (b) in CCB on page 11 for further information.
(b)Included tax-equivalent adjustments, driven by tax-exempt income from municipal bonds, of $62 million, $63 million, $61 million, $73 million and $74 million for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019 and September 30, 2019, respectively, and $186 million and $241 million for the nine months ended September 30, 2020 and 2019, respectively.
(c)Included legal expense/(benefit) of $(6) million, $(12) million, $(20) million, $(25) million and $(32) million for the three months ended September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, and September 30, 2019, respectively, and $(38) million and $(189) million for the nine months ended September 30, 2020 and 2019, respectively.
(d)Upon adoption of the CECL accounting guidance, HTM securities are presented net of an allowance for credit losses. At September 30, 2020, June 30, 2020, and March 31, 2020, the allowance for credit losses on HTM securities was $120 million, $23 million and $19 million, respectively.
(e)In the third and first quarters of 2020, the Firm transferred $74.4 billion and $26.1 billion of investment securities, respectively, from AFS to HTM for capital management purposes.
(f)The nine months ended September 30, 2019 included income tax benefits of $957 million due to the resolution of certain tax audits.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Sep 30, 2020
						Change
	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2020	2020	2020	2019	2019	2020	2019
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained	$305,106	$307,005	$293,779	$294,999	$295,586	(1)	3
Loans held-for-sale and loans at fair value (b)	16,992	16,193	17,729	22,818	20,887	5	(19)
Total consumer, excluding credit card loans	322,098	323,198	311,508	317,817	316,473	—	2

Credit card loans
Loans retained	139,590	141,656	154,021	168,924	159,571	(1)	(13)
Loans held-for-sale	787	—	—	—	—	NM	NM
Total credit card loans	140,377	141,656	154,021	168,924	159,571	(1)	(12)
Total consumer loans	462,475	464,854	465,529	486,741	476,044	(1)	(3)

Wholesale loans (c)
Loans retained	500,841	516,787	555,289	481,678	473,730	(3)	6
Loans held-for-sale and loans at fair value (b)	26,424	27,741	28,792	29,201	30,245	(5)	(13)
Total wholesale loans	527,265	544,528	584,081	510,879	503,975	(3)	5

Total loans	989,740	1,009,382	1,049,610	997,620	980,019	(2)	1
Derivative receivables	76,626	74,846	81,648	49,766	55,577	2	38
Receivables from customers and other (d)	30,847	22,403	33,376	33,706	32,236	38	(4)
Total credit-related assets	1,097,213	1,106,631	1,164,634	1,081,092	1,067,832	(1)	3

Lending-related commitments
Consumer, excluding credit card	46,425	45,348	41,535	40,169	41,697	2	11
Credit card (e)	662,860	673,836	681,442	650,720	645,880	(2)	3
Wholesale (b)	441,235	413,357	363,245	417,510	410,867	7	7
Total lending-related commitments	1,150,520	1,132,541	1,086,222	1,108,399	1,098,444	2	5

Total credit exposure	$2,247,733	$2,239,172	$2,250,856	$2,189,491	$2,166,276	—	4

Memo: Total by category
Consumer exposure (b)(f)	$1,171,760	$1,184,038	$1,188,506	$1,177,630	$1,163,639	(1)	1
Wholesale exposures (b)(g)	1,075,973	1,055,134	1,062,350	1,011,861	1,002,637	2	7
Total credit exposure	$2,247,733	$2,239,172	$2,250,856	$2,189,491	$2,166,276	—	4

Effective January 1, 2020, the Firm adopted the CECL accounting guidance. In conjunction with the adoption of CECL, the Firm reclassified risk-rated business banking and auto dealer loans and commitments held in CCB from the consumer, excluding credit card portfolio segment to the wholesale portfolio segment. Prior periods have been revised to conform with the current presentation.
(a)Includes scored loans held in CCB, scored mortgage and home equity loans held in AWM, and scored mortgage loans held in CIB and Corporate.
(b)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(c)Includes loans held in CIB, CB, AWM, Corporate as well as risk-rated business banking and auto dealer loans held in CCB for which the wholesale methodology is applied when determining the allowance for loan losses.
(d)Primarily represents brokerage-related held-for-investment customer receivables, which are classified in accrued interest and accounts receivable on the Consolidated balance sheets.
(e)Also includes commercial card lending-related commitments primarily in CB and CIB.
(f)Represents total consumer loans, lending-related commitments, and receivables from customers and other.
(g)Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

									Sep 30, 2020
									Change
	Sep 30,		Jun 30,		Mar 31,	Dec 31,		Sep 30,	Jun 30,	Sep 30,
	2020		2020		2020	2019		2019	2020	2019
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans
Loans retained (b)	$5,030		$4,246		$3,877	$2,926		$2,984	18%	69%
Loans held-for-sale and loans at fair value (c)	1,358		1,001		522	440		472	36	188
Total consumer nonaccrual loans	6,388		5,247		4,399	3,366		3,456	22	85

Wholesale nonaccrual loans
Loans retained	3,745		3,423		1,957	1,057		1,703	9	120
Loans held-for-sale and loans at fair value (c)	852		649		257	214		442	31	93
Total wholesale nonaccrual loans	4,597		4,072		2,214	1,271		2,145	13	114

Total nonaccrual loans	10,985	(e)	9,319	(e)	6,613	4,637		5,601	18	96

Derivative receivables	140		108		85	30		26	30	438
Assets acquired in loan satisfactions	320		288		364	387		366	11	(13)
Total nonperforming assets	11,445		9,715		7,062	5,054		5,993	18	91
Wholesale lending-related commitments (c)(d)	607		765		619	474	(f)	446	(21)	36
Total nonperforming exposure	$12,052		$10,480		$7,681	$5,528		$6,439	15	87

NONACCRUAL LOAN-RELATED RATIOS (e)
Total nonaccrual loans to total loans (b)(c)	1.11%		0.92%		0.63%	0.46%		0.57%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans (b)(c)	1.98		1.62		1.41	1.06		1.09
Total wholesale nonaccrual loans to total
wholesale loans (c)	0.87		0.75		0.38	0.25		0.43

(a)At September 30, 2020, June 30, 2020, March 31, 2020, December 31, 2019, and September 30, 2019, nonperforming assets excluded mortgage loans insured by U.S. government agencies of $1.1 billion, $696 million, $740 million, $1.1 billion and $1.7 billion, respectively, that are 90 or more days past due. Prior-period amounts have been revised to conform with the current presentation, refer to footnote (c) below for additional information. Nonperforming assets also excluded real estate owned (“REO”) insured by U.S. government agencies of $10 million, $13 million, $29 million, $41 million and $50 million, respectively. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Refer to Note 12 of the Firm’s 2019 Form 10-K for additional information on the Firm’s credit card nonaccrual and charge-off policies.
(b)At September 30, 2020, June 30, 2020, and March 31, 2020, nonaccrual loans included $1.5 billion, $1.3 billion, and $970 million of PCD loans, respectively. Prior to the adoption of CECL, nonaccrual loans excluded PCI loans as the Firm recognized interest income on each pool of PCI loans as each of the pools was performing.
(c)In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans. Prior-period amounts have been revised to conform with the current presentation.
(d)Represents commitments that are risk rated as nonaccrual.
(e)Generally excludes loans that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(f)The prior-period amount has been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS											NINE MONTHS ENDED SEPTEMBER 30,
										3Q20 Change					2020 Change
	3Q20	2Q20		1Q20		4Q19		3Q19		2Q20	3Q19	2020	2019		2019
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$31,591	$23,244		$17,295	(c)	$13,235		$13,166		36%	140%	$17,295	$13,445		29%
Net charge-offs:
Gross charge-offs	1,586	1,877		1,902		1,788		1,676		(16)	(5)	5,365	5,022		7
Gross recoveries collected	(406)	(317)		(433)		(294)		(305)		(28)	(33)	(1,156)	(887)		(30)
Net charge-offs	1,180	1,560		1,469		1,494		1,371		(24)	(14)	4,209	4,135		2
Write-offs of PCI loans	NA	NA		NA		19	(d)	43	(d)	NM	NM	NA	132	(d)	NM
Provision for loan losses	400	9,906	(b)	7,418		1,401		1,479		(96)	(73)	17,724	4,048		338
Other	3	1		—		—		4		200	(25)	4	9		(56)
Ending balance	$30,814	$31,591		$23,244		$13,123		$13,235		(2)	133	$30,814	$13,235		133

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$2,710	$2,147		$1,289	(c)	$1,165		$1,129		26	140	$1,289	$1,055		22
Provision for lending-related commitments	114	563	(b)	858		26		35		(80)	226	1,535	110		NM
Other	(1)	—		—		—		1		NM	NM	(1)	—		NM
Ending balance	$2,823	$2,710		$2,147		$1,191		$1,165		4	142	$2,823	$1,165		142

Total allowance for credit losses (a)	$33,637	$34,301		$25,391		$14,314		$14,400		(2)	134	$33,637	$14,400		134

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans	0.08%	0.11%		(0.01)%		0.15%		0.11%				0.06%	0.11%
Credit card retained loans	2.92	3.33		3.25		3.01		2.95				3.17	3.13
Total consumer retained loans	0.97	1.14		1.15		1.16		1.08				1.09	1.09
Wholesale retained loans	0.07	0.22		0.13		0.13		0.10				0.14	0.07
Total retained loans	0.49	0.64		0.62		0.63		0.58				0.58	0.59

Memo: Average retained loans
Consumer retained, excluding credit card loans	$306,201	$304,179		$294,156		$295,258		$304,385		1	1	$301,535	$318,967		(5)
Credit card retained loans	140,200	142,377		162,660		162,112		158,166		(2)	(11)	148,382	154,367		(4)
Total average retained consumer loans	446,401	446,556		456,816		457,370		462,551		—	(3)	449,917	473,334		(5)
Wholesale retained loans	504,449	540,248		491,819		476,402		469,942		(7)	7	512,137	471,332		9
Total average retained loans	$950,850	$986,804		$948,635		$933,772		$932,493		(4)	2	$962,054	$944,666		2

(a)At September 30, 2020, June 30, 2020, and March 31, 2020, excludes allowance for credit losses on HTM securities of $120 million, $23 million, and $19 million, respectively; and provision for credit losses on HTM securities of $97 million, $4 million, and $9 million for the three months ended September 30, 2020, June 30, 2020, and March 31, 2020, respectively, and $110 million for the nine months ended September 30, 2020.
(b)Prior-period amounts have been revised to conform with the current presentation.
(c)Upon the adoption of the CECL accounting guidance on January 1, 2020, the Firm recognized a net increase of $4.3 billion (“day 1 impact”) to the allowance for credit losses, of which $4.2 billion related to the allowance for loan losses and $98 million related to the allowance for lending-related commitments.
(d)Prior to the adoption of CECL, write-offs of PCI loans were recorded against the allowance for loan losses when actual losses for a pool exceeded estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan was recognized when the underlying loan was removed from a pool.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

							Sep 30, 2020
							Change
	Sep 30,	Jun 30,		Mar 31,	Dec 31,	Sep 30,	Jun 30,	Sep 30,
	2020	2020		2020	2019	2019	2020	2019
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$228	$263		$223	$75	$88	(13)%	159%
Portfolio-based	4,274	4,609		3,231	1,476	1,475	(7)	190
PCI	NA	NA		NA	987	1,256	NM	NM
Total consumer, excluding credit card	4,502	4,872		3,454	2,538	2,819	(8)	60
Credit card
Asset-specific (b)	652	642		530	477	488	2	34
Portfolio-based	17,148	17,158		14,420	5,206	5,095	—	237
Total credit card	17,800	17,800		14,950	5,683	5,583	—	219
Total consumer	22,302	22,672		18,404	8,221	8,402	(2)	165
Wholesale
Asset-specific (c)	792	757		556	295	399	5	98
Portfolio-based	7,720	8,162	(g)	4,284	4,607	4,434	(5)	74
Total wholesale	8,512	8,919		4,840	4,902	4,833	(5)	76
Total allowance for loan losses	30,814	31,591		23,244	13,123	13,235	(2)	133
Allowance for lending-related commitments	2,823	2,710	(g)	2,147	1,191	1,165	4	142
Total allowance for credit losses (d)	$33,637	$34,301		$25,391	$14,314	$14,400	(2)	134

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.48%	1.59%		1.18%	0.86%	0.95%
Credit card allowance to total credit card retained loans	12.75	12.57		9.71	3.36	3.50
Wholesale allowance to total wholesale retained loans	1.70	1.73	(g)	0.87	1.02	1.02
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (e)	1.83	1.84	(g)	0.93	1.08	1.08
Total allowance to total retained loans	3.26	3.27		2.32	1.39	1.42
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (f)	90	115		89	87	94
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (f)	148	180	(g)	142	187	163
Wholesale allowance to wholesale retained nonaccrual loans	227	261	(g)	247	464	284
Total allowance to total retained nonaccrual loans	351	412		398	329	282

(a)Includes modified PCD loans and loans that have been modified or are reasonably expected to be modified in a troubled debt restructuring (“TDR”).
(b)The asset-specific credit card allowance for loan losses relates to loans that have been modified or are reasonably expected to be modified in a TDR; the Firm calculates this allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.
(c)Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified or are reasonably expected to be modified in a TDR.
(d)At September 30, 2020, June 30, 2020, and March 31, 2020, excludes allowance for credit losses on HTM securities of $120 million, $23 million, and $19 million, respectively.
(e)Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.
(f)Refer to footnote (a) on page 25 for information on the Firm’s nonaccrual policy for credit card loans.
(g)Prior-period amounts have been revised to conform with the current presentation.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES

Non-GAAP Financial Measures
(a)In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
(b)Pre-provision profit is a non-GAAP financial measure which represents total net revenue less noninterest expense. The Firm believes that this financial measure is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(c)TCE, ROTCE, and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.
(d)The ratio of the wholesale and CIB’s allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the respective allowance coverage ratio.
(e)In addition to reviewing net interest income and the net yield on a managed basis, management also reviews these metrics excluding CIB’s Markets businesses to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities. The resulting metrics are referred to as non-markets related net interest income and net yield. CIB’s Markets businesses are Fixed Income Markets and Equity Markets. Management believes that disclosure of non-markets related net interest income and net yield provide investors and analysts with other measures by which to analyze the non-markets-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on lending, investing and deposit-raising activities.

	QUARTERLY TRENDS							NINE MONTHS ENDED SEPTEMBER 30,
						3Q20 Change				2020 Change
(in millions, except rates)	3Q20	2Q20	1Q20	4Q19	3Q19	2Q20	3Q19	2020	2019	2019

Net interest income - reported	$13,013	$13,853	$14,439	$14,166	$14,228	(6)%	(9)%	$41,305	$43,079	(4)%
Fully taxable-equivalent adjustments	104	107	110	123	127	(3)	(18)	321	408	(21)
Net interest income - managed basis (a)	$13,117	$13,960	$14,549	$14,289	$14,355	(6)	(9)	$41,626	$43,487	(4)
Less: CIB Markets net interest income	2,076	2,536	1,596	1,149	723	(18)	187	6,208	1,971	215
Net interest income excluding CIB Markets (a)	$11,041	$11,424	$12,953	$13,140	$13,632	(3)	(19)	$35,418	$41,516	(15)

Average interest-earning assets (b)	$2,874,974	$2,819,689	$2,465,549	$2,377,544	$2,364,951	2	22	$2,720,636	$2,334,406	17
Less: Average CIB Markets interest-earning assets (b)	730,141	795,511	735,852	676,566	690,390	(8)	6	753,748	671,019	12
Average interest-earning assets excluding CIB Markets	$2,144,833	$2,024,178	$1,729,697	$1,700,978	$1,674,561	6	28	$1,966,888	$1,663,387	18

Net yield on average interest-earning assets - managed basis	1.82%	1.99%	2.37%	2.38%	2.41%			2.04%	2.49%
Net yield on average CIB Markets interest-earning assets	1.13	1.28	0.87	0.67	0.42			1.10	0.39
Net yield on average interest-earning assets excluding CIB Markets	2.05	2.27	3.01	3.06	3.23			2.41	3.34
(a) Interest includes the effect of related hedges. Taxable-equivalent amounts are used where applicable.
(b) In the third quarter of 2020, the Firm reclassified certain fair value option elected lending-related positions from trading assets to loans and other assets. Prior-period amounts have been revised to conform with the current presentation.